Standard Terms and Conditions of Trust

                                   For

             Van Kampen American Capital Distributors, Inc.
                         Unit Investment Trusts
                  Containing Equity And Debt Securities
                (Including Securities of Foreign Issuers)

                      Effective:  November 17, 1995

                                  Among

             Van Kampen American Capital Distributors, Inc.
                                Depositor

                                   and

                          The Bank of New York
                                 Trustee

                                   and

                      Interactive Data Corporation
                                Evaluator

                                   and

          Van Kampen American Capital Investment Advisory Corp.
                          Supervisory Servicer
                            Table of Contents

                                                                       Page

Preambles                                                              3

Certificate of Ownership                                               4

Form of Assignment                                                     5

Article I      Definitions                                             7

   Section 1.01.Definitions                                            7

Article II     Deposit of Securities; Acceptance of Trust; Form
               and Issuance of Certificates                           10

   Section 2.01.Deposit of Securities                                 10
   Section 2.02.Acceptance of Trust                                   12
   Section 2.03.Issuance of Units                                     12
   Section 2.04.Form of Certificates                                  12

Article III    Administration of Fund                                 13

   Section 3.01.Initial Costs                                         13
   Section 3.02.Income Account                                        13
   Section 3.03.Capital Account                                       14
   Section 3.04.Reserve Account                                       14
   Section 3.05.Deductions and Distributions                          14
   Section 3.06.Distribution Statements                               16
   Section 3.07.Sale of Securities                                    18
   Section 3.08.Refunding Bonds                                       19
   Section 3.09.Counsel                                               20
   Section 3.10.Notice and Sale by Trustee                            20
   Section 3.11.Trustee not Required to Amortize                      20
   Section 3.12.Liability of Depositor                                20
   Section 3.13.Notice to Depositor                                   20
   Section 3.14.Replacement Securities                                21
   Section 3.15.Supervisory Servicer                                  22
   Section 3.16.Foreign Exchange Transactions; Reclaiming
                 Foreign Taxes                                        23
   Section 3.17.Foreign Exchange Transactions; Foreign Currency
                 Exchange                                             23
   Section 3.18.Deferred Sales Charge                                 23

Article IV     Evaluation of Securities; Evaluator                    24

   Section 4.01.Evaluation by Evaluator                               24
   Section 4.02.Information for Unitholders                           25
   Section 4.03.Compensation of Evaluator                             25
   Section 4.04.Liability of Evaluator                                26
   Section 4.05.Resignation and Removal of Evaluator; Successor       26
   Section 4.06.Resignation and Removal of Supervisory Servicer;
                 Successor                                            27

Article V      Evaluation; Redemption; Purchase; Transfer;
               Interchange or Replacement of Units                    28

   Section 5.01.Trust Evaluation                                      28
   Section 5.02.Redemptions by Trustee; Purchases by Depositor        29
   Section 5.03.Transfer or Interchange of Units                      31
   Section 5.04.Certificates Mutilated, Destroyed, Stolen or
                 Lost                                                 32

Article VI     Trustee                                                33

   Section 6.01.General Definition of Trustee's Liabilities,
                 Rights and Duties                                    33
   Section 6.02.Books, Records and Reports                            40
   Section 6.03.Indenture and List of Securities on File              40
   Section 6.04.Compensation                                          40
   Section 6.05.Removal and Resignation of Trustee; Successor         41
   Section 6.06.Qualifications of Trustee                             43

Article VII    Rights of Unitholders                                  43

   Section 7.01.Beneficiaries of Trust                                43
   Section 7.02.Rights, Terms and Conditions                          43

Article VIII   Additional Covenants; Miscellaneous Provisions         44

   Section 8.01.Amendments                                            44
   Section 8.02.Termination                                           44
   Section 8.03.Construction                                          47
   Section 8.04.Registration of Units                                 47
   Section 8.05.Written Notice                                        47
   Section 8.06.Severability                                          47
   Section 8.07.Dissolution of Depositor Not to Terminate             48


                 Standard Terms and Conditions of Trust
                                   for
             Van Kampen American Capital Distributors, Inc.
                         Unit Investment Trusts
                  Containing Equity And Debt Securities
                (Including Securities of Foreign Issuers)


                      Effective: November 17, 1995

     These Standard Terms and Conditions of Trust effective November 17, 1995 are executed by Van Kampen American Capital Distributors, Inc., as Depositor, The Bank of New York, as Trustee, Interactive Data Corporation, as Evaluator, and Van Kampen American Capital Investment Advisory Corp., as Supervisory Servicer.Preambles


                            Witnesseth that:

     In consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee, the Evaluator and the Supervisory Servicer agree as follows:


                              Introduction

     These Standard Terms and Conditions of Trust, effective November 17, 1995, shall be applicable to certain series of unit investment trusts sponsored by Van Kampen American Capital Distributors, Inc. established after the date of effectiveness hereof, as provided in this paragraph. For unit investment trusts established after the date of effectiveness hereof to which these Standard Terms and Conditions of Trust effective November 17, 1995 are to be applicable, the Depositor, the Trustee, the Evaluator and the Supervisory Servicer shall execute a Trust Agreement incorporating by reference these Standard Terms and Conditions of Trust effective November 17, 1995 and designating any exclusions from or additions or exceptions to such incorporation by reference for the purposes of that unit investment trust series or variation of the terms hereof for the purposes of that unit investment trust series.

     Whereas, the form of the Certificates in the Trust shall be substantially as follows:
                        Certificate of Ownership

Evidencing an Undivided
Interest in

     This Is to Certify that

is the owner and registered
holder of this Certificate evidencing
the ownership of

of fractional undivided interest in the above-named Trust created pursuant to the Indenture, a copy of which is available at the office of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Indenture to which the Holder of this Certificate by virtue of the acceptance hereof assents and is bound, a summary of which Indenture is contained in the prospectus related to the Trust. This Certificate is transferable and interchangeable by the registered owner in person or by his duly authorized attorney at the Trustee's office upon surrender of this Certificate properly endorsed or accompanied by a written instrument of transfer and any other documents that the Trustee may require for transfer, in form satisfactory to the Trustee, and payment of the fees and expenses provided in the Indenture.

     Witness the facsimile signature of the Depositor and the manual signature of an authorized signatory of the Trustee.

Dated:

Van Kampen American                 The Bank of New York
Capital Distributors, Inc.
  Depositor


By____________________________      By
        Chairman                            Authorized Signatory

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -as tenants in common    UNIF GIFT MIN ACT -
                                   _____Custodian_____
TEN ENT   -as tenants by the entireties                   (Cust)
                                   (Minor)
JT TEN    -as joint tenants with right          Under Uniform Gifts to
          of survivorship and not            Minors Act
          as tenants in common
                                             ______________________________
                                   State

     Additional abbreviations may also be used though not in the above list.


                          (Form of Assignment)

     For Value Received,

hereby sell, assign and transfer _________ Units represented by this Certificate unto



                               Social Security or Other Identifying
                                 Number of Assignee Must Be Provided





and does hereby irrevocably constitute and appoint

                                                              , attorney,
to transfer said Units on the books of the Trustee, with full power and substitution in the premises.

Dated:
                                    Notice: The signature to this assignm
                                       ent must correspond with the name
                                       as written upon the face of the
                                       Certificate in every particular,
                                       without alteration or enlargement
                                       or any change whatever.

Signature(S) Guaranteed By


         Firm or Bank



     Authorized Signature

Signature guarantee should be made by  a
participant  in the Securities  Transfer
Agents  Medallion Program  ("STAMP")  or
such other signature guaranty program in
addition  to,  or  in substitution  for,
STAMP,   as  may  be  accepted  by   the
Trustee.

     Now, Therefore, in consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee, the Evaluator and the Supervisory Servicer agree as follows:


                     Article I DefinitionsArticle I


                               Definitions

Section  1.01.    Definitions.   Whenever  used  in  this  Indenture  the
following words and phrases, unless the context clearly indicates otherwise, shall have the following meanings:

          (1) "Depositor" shall mean Van Kampen American Capital Distributors, Inc. and its successors in interest, or any successor depositor appointed as hereinafter provided.

          (2) "Trustee" shall mean The Bank of New York, or any successor trustee appointed as hereinafter provided.

          (3) "Evaluator" shall mean Interactive Data Corporation and its successors in interest, or any successor evaluator appointed as hereinafter provided.

          (4) "Supervisory Servicer" shall mean Van Kampen American Capital Investment Advisory Corp. and its successors in interest, or any successor portfolio supervisor appointed as hereinafter provided.

         (5) "Bonds" shall mean such of the debt obligations, including delivery statements relating to "when issued" and/or "regular way" contracts, if any, for the purchase of certain bonds and cash, certified or bank check or checks or letter of credit or letters of credit sufficient in amount or availability required for such purchase, deposited in irrevocable trust and listed in Schedule A of the Trust Agreement, and any obligations received in addition to, or in exchange, substitution or replacement for, such obligations pursuant to Sections 2.01, 3.08, 3.13 and 3.14 hereof, as may from time to time continue to be held as a part of the Trust.

          (6) "Business Day" shall mean any day on which the New York Stock Exchange is open.

         (7) "Capital Account Distribution Date" shall have the meaning assigned to it in the Prospectus.

          (8) "Capital Account Record Date" shall have the meaning assigned to it in the Prospectus.

          (9) "Certificate" shall mean any one of the certificates executed by the Trustee and the Depositor evidencing ownership of an undivided fractional interest in a Trust.

         (10) "Contract Securities" shall mean Securities which are to be acquired by the Fund pursuant to purchase contracts which have been assigned to the Trustee.

         (11) "Equity Securities" shall mean any equity securities of corporations or other entities (including such securities held in American Depositary Receipt ("ADR") form) including delivery statements relating to contracts, if any, for the purchase of certain securities and cash, certified or bank check or checks or letter of credit or letters of credit sufficient in amount or availability required for such purchase, deposited in irrevocable trust and listed in Schedule A of the Trust Agreement, and any securities received in addition to, or in exchange, substitution or replacement for, such securities pursuant to Sections 2.01, 3.13 and
     3.14 hereof, as may from time to time continue to be held as a part of the Trust.

        (12) "First Settlement Date" shall have the meaning assigned to it in the Prospectus.

        (13)   "In Kind Distribution" shall have the meaning set forth in
     Section 5.02 hereof.

         (14) "Income Account Distribution Date" shall have the meaning assigned to it in the Prospectus.

         (15) "Income Account Record Date" shall have the meaning assigned to it in the Prospectus.

        (16) "Indenture" shall mean these Standard Terms and Conditions of Trust as originally executed or, if amended as hereinafter provided, as so amended, together with the Trust Agreement creating a particular series of the Fund.

         (17) "Initial Date of Deposit" shall have the meaning assigned to it in the Prospectus.

         (18) "Letter of Credit" shall mean the letter of credit or letters of credit provided to the Trustee by a financial institution for the purchase of any Contract Securities deposited in the Fund.

         (19) "Mandatory Termination Date" shall be the date so specified in the Prospectus.

         (20) "Percentage Ratio" shall mean, for each Trust which will issue additional Units pursuant to Section 2.03 hereof, the percentage relationship existing immediately prior to any subsequent deposit of Securities among (a) the maturity value per Unit of the Bonds and each Equity Security per Unit as a percent of all shares of Equity Securities and (b) the sum of the maturity value per Unit of the Bonds and all Equity Securities attributable to each Unit. The Percentage Ratio shall be adjusted to the extent necessary, and may be rounded, to reflect the occurrence of a stock dividend, a stock split or a similar event which affects the capital structure of the issuer of an Equity Security.

        (21) "Prospectus" shall mean (a) the prospectus relating to the Trust filed with the Securities and Exchange Commission pursuant to Rule 497(b) under the Securities Act of 1933, as amended, and dated the date of the Trust Agreement or (b) if any post effective amendment to such prospectus shall have been subsequently made effective under the Securities Act of 1933, as amended, such post effective amendment thereto.

         (22) "Replacement Security" shall have the meaning assigned to it in Section 3.14 hereof.

         (23) "Securities" shall mean (a) Bonds and Equity Securities deposited in a Trust, which Securities are listed in the Schedule to the Trust Agreement or are deposited in the Trust pursuant to
     Section 2.01(b) hereof, (b) Replacement Securities acquired pursuant to Section 3.14 hereof, as may from time to time to be construed to be held as part of the Trust and (c) distributions of the same securities.

         (24) "Supplemental Indenture" shall mean an amendment or supplement to the Indenture pursuant to Section 2.01(b) for the purpose of depositing additional Securities in the Trust and issuing additional Units.

         (25) "Trust," "Trust Fund" or "Fund" shall mean any one of the separate trusts created by the Trust Agreement, which shall consist of Securities held pursuant and subject to the Indenture, together with all undistributed income or other amounts received or accrued thereon, any undistributed cash held in the Income and Capital Accounts or otherwise realized from the sale, redemption, liquidation or maturity thereof. Such amounts as may be on deposit in the Reserve Account as hereinafter established shall be excluded from the Trust.

         (26) "Trust Agreement" shall mean the Trust Agreement for the particular series of the Fund into which these Standard Terms and Conditions are incorporated.

         (27) "Unit" in respect of any Trust shall mean the fractional undivided interest in and ownership of the Trust which shall be initially equal to the fraction specified in the Trust Agreement, the numerator of which is one and the denominator of which fraction shall be (1) increased by the number of any additional Units issued pursuant to Section 2.03 hereof and (2) decreased by the number of any Units redeemed as provided in Section 5.02 hereof. Whenever reference is made herein to the "interest" of a Unitholder in the Trust or in the Income and Capital Accounts, it shall mean such fractional undivided interest represented by the number of Units held of record by such Unitholder.

        (28) "Unitholder" shall mean the registered holder of any Unit, whether or not in certificated form, as recorded on the registration books of the Trustee.

         (29) Words importing singular number shall include the plural number in each case and vice versa, and words importing persons shall include corporations and associations, as well as natural persons.

         (30) The words "herein," "hereby," "herewith," "hereof," "hereinafter," "hereunder," "hereinabove," "hereafter," "heretofore" and similar words or phrases of reference and association shall refer to this Indenture in its entirety.


   'Article II    Deposit of Securities Acceptance of Trust; Form and
          Issuance of Certificates; Separate Trusts';Article II


               Deposit of Securities; Acceptance of Trust;
                    Form and Issuance of Certificates

Section 2.01. Deposit of Securities. (a) The Depositor, on the date of the Trust Agreement, has deposited with the Trustee in trust the Securities listed in the Schedules to the Trust Agreement in bearer form or duly endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form or Contract Securities relating to such Securities to be held, managed and applied by the Trustee as herein provided. The Depositor shall deliver the Securities listed on said Schedules which were not actually delivered concurrently with the execution and delivery of the Trust Agreement and which were represented by Contract Securities to the Trustee within 10 calendar days after said execution and delivery (the "Delivery Period"). If a contract to buy such Securities between the Depositor and seller is terminated by the seller thereof for any reason beyond the control of the Depositor or if for any other reason the Securities are not delivered to the Trust by the end of the Delivery Period, the Trustee shall immediately draw on the Letter of Credit, if any, in its entirety, apply the moneys in accordance with Section 2.01(d), and the Depositor shall forthwith take the remedial action specified in Section 3.14. If the Depositor does not take the action specified in Section 3.14 within 10 calendar days of the end of the Delivery Period, the Trustee shall forthwith take the action specified in Section 3.14.

     (b) From time to time following the Initial Date of Deposit, the Depositor is hereby authorized, in its discretion, to assign, convey to and deposit with the Trustee additional Securities, duly endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form (or Contract Securities relating to such Securities), to be held, managed and applied by the Trustee as herein provided. Such deposit of additional Securities shall be made, in each case, pursuant to a Supplemental Indenture accompanied by a legal opinion issued by legal counsel satisfactory to the Depositor.

     The Depositor, in each case, shall ensure that each deposit of additional Securities pursuant to this Section shall be, as nearly as is practicable, in the identical ratio as the Percentage Ratio for such Securities for the Trust and the Depositor shall ensure that such
Securities are identical to those deposited on the Initial Date of Deposit. The Depositor shall deliver the additional Securities which were not delivered concurrently with the deposit of additional Securities and which were represented by Contract Securities within 10 calendar days after such deposit of additional Securities (the "Additional Securities Delivery Period"). If a contract to buy such Securities between the Depositor and seller is terminated by the seller thereof for any reason beyond the control of the Depositor or if for any other reason the Securities are not delivered to the Trust by the end of the Additional Securities Delivery Period for such deposit, the Trustee shall immediately draw on the Letter of Credit, if any, in its entirety, apply the moneys in accordance with Section 2.01(d), and the Depositor shall forthwith take the remedial action specified in Section 3.14. If the Depositor does not take the action specified in Section 3.14 within 10 calendar days of the end of the Additional Securities Delivery Period, the Trustee shall forthwith take the action specified in Section 3.14.

     (c) In connection with the deposits described in Section 2.01 (a) and (b), the Depositor has, in the case of Section 2.01(a) deposits, and, prior to the Trustee accepting a Section 2.01(b) deposit, will, deposit cash and/or Letter(s) of Credit in an amount sufficient to purchase the Contract Securities relating to Securities which are not actually delivered to the Trustee at the time of such deposit. The terms of any Letter of Credit must unconditionally allow the Trustee to draw on the full amount of the available Letter of Credit. The Trustee may deposit such cash or cash drawn on the Letter of Credit in a non-interest bearing account for the Fund. If any Contract Security requires settlement in a foreign currency, in connection with the deposit of such Contract Security the Depositor will deposit with the Trustee either an amount of such currency sufficient to settle the contract or a foreign exchange contract in such amount which settles concurrently with the settlement of the Contract Security and cash or a Letter of Credit in U.S. dollars sufficient to perform such foreign exchange contract.

     (d) In the event that the purchase of Contract Securities pursuant to any contract shall not be consummated in accordance with said contract or if the Securities represented by Contract Securities are not delivered to the Fund in accordance with Section 2.01(a) or 2.01(b) and the moneys, or, if applicable, the moneys drawn on the Letter of Credit, deposited by the Depositor are not utilized for Section 3.14 purchases of Replacement Securities, such funds, to the extent of the purchase price of Failed Contract Securities for which no Replacement Security were acquired pursuant  to  Section  3.14,  plus all  amounts  described  in  the  next succeeding sentence, shall be credited to the Capital Account and distributed pursuant to Section 3.05 to Unitholders of record as of the Income Account Record Date next following the failure of consummation of such purchase. The Depositor shall cause to be refunded to each Unitholder his pro rata portion of the sales charge levied on the sale of Units to such Unitholder attributable to such Failed Contract Security. Any amounts remaining from moneys drawn on the Letter of Credit which are not used to purchase Replacement Securities or are not used to provide refunds to Unitholders shall be paid to the Depositor.

     (e) The Trustee is hereby irrevocably authorized to effect registration or transfer of the Securities in fully registered form to the name of the Trustee or to the name of its nominee or to hold the Securities in a depository or clearing agency registered with the Securities and Exchange Commission (which may specifically include an eligible foreign custodian as that term is used in Section 6.01(e)) or in a book entry system operated by the Federal Reserve Board.

Section 2.02. Acceptance of Trust. The Trustee hereby accepts the trusts herein created for the use and benefit of the Unitholders, subject to the terms and conditions of this Indenture.

Section 2.03. Issuance of Units. (a) The Trustee hereby acknowledges receipt of the deposit of the Securities listed in the Schedules to the Trust Agreement and referred to in Section 2.01 hereof and, simultaneously with the receipt of said deposit, has recorded on its books the ownership, by the Depositor or such other person or persons as may be indicated by the Depositor, of the aggregate number of Units specified in the Trust Agreement and has delivered, or on the order of the Depositor will deliver, in exchange for such Securities, documentation evidencing the ownership of the number of Units specified and, if such Units are represented by a Certificate, such Certificate substantially in the form above recited, representing the ownership of those Units. The Trustee hereby agrees that on the date of any Supplemental Indenture it shall acknowledge that the additional Securities identified therein have been deposited with it by recording on its books the ownership, by the Depositor or such other person or persons as may be indicated by the Depositor, of the aggregate number of Units to be issued in respect of such additional Securities so deposited, and shall, if so requested, execute a Certificate or Certificates substantially in the form above recited representing the ownership of an aggregate number of those Units. In the event that the Depositor determines that the actual Percentage Ratio is different from the original Percentage Ratio established on the Initial Date of Deposit, additional Securities may be deposited in the Trust only in the original Percentage Ratio or as nearly as is practicable to the original Percentage Ratio.

     (b) Under the terms and conditions of the Indenture and the Trust Agreement and at such times as are permitted by the Trustee, Units may also be held in uncertificated form. Units will be held in uncertificated form unless a Unitholder requests a Certificate representing his or her Units. The Trustee shall, at the request of the holder of any Units held in uncertificated form, issue a new Certificate to evidence such Units and at such time make an appropriate notation in the registration books of the Trustee. Certificates, if requested, will be issued in denominations of one Unit, or any whole multiple thereof, subject to the Trust Fund's minimum investment requirements. Thereafter, Units may again be held in uncertificated form by surrendering such Certificate to the Trustee for cancellation. At such time, an appropriate notation will be made in the registration book of the Trustee to indicate that the Units formerly evidenced by such canceled Certificate are Units held in uncertificated form. The rights set forth in this Indenture of any holder of Units held in uncertificated form or of Units represented by a Certificate shall be the same of those of any other Unitholder.

Section  2.04.   Form of Certificates.  Each Certificate referred  to  in
Section  2.03  is,  and each Certificate hereafter issued  shall  be,  in substantially the form hereinabove recited, numbered serially for identification, in fully registered form, transferable only on the books of the Trustee as herein provided, executed manually by an authorized officer of the Trustee and in facsimile by the Chairman, President or one of the Vice Presidents of the Depositor and dated the date of execution and delivery by the Trustee.


            Article III    Administration of FundArticle III


                         Administration of Fund

Section 3.01. Initial Costs. The cost of the initial preparation, printing and execution of the Certificates and the Indenture, the initial fees of the Trustee, the initial fees of an evaluator, and other reasonable expenses in connection therewith shall be paid by the Depositor; provided, however, that the liability on the part of the Depositor for such initial costs, fees and expenses shall not include any fees, costs or other expenses incurred in connection herewith after the execution of the Trust Agreement and the deposit referred to in
Section 2.01.

Section 3.02. Income Account. The Trustee shall collect the interest (including all interest accrued, but not original issue discount, but unpaid prior to the date of deposit of the Bonds in trust and including that part of the proceeds of the sale, liquidation, redemption or maturity of any Bonds or which represents accrued interest thereon), dividends or other like cash distributions on the Securities in the Trust as such becomes payable (including all moneys representing penalties for the failure to make timely payments on the Securities, or as liquidated damages for default or breach of any condition or term of the Securities or of the underlying instrument relating to any Securities and other income attributable to a Failed Contract Security for which no Replacement Security has been obtained pursuant to Section 3.14 hereof) and credit such income to a separate account for the Trust to be known as the "Income Account."

     Any distributions received by the Trustee in a form other than cash (other than a non-taxable distribution of the shares of a distributing corporation) shall be sold in the manner directed by the Depositor and the proceeds of sale credited to the Income Account of the Trust. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any such sale.

     If, as the result of the deposit of Securities subsequent to the Initial Date of Deposit, distributions with respect to any issue of Securities are received on some, but not all, Securities of such issue, the Depositor shall pay to the Trustee for distribution to Unitholders such amount as will equal the difference between the total of the distribution on such issue received by the Trust and the amount which would have been received had distributions been received on all Securities of such issue. The payment of such amount by the Depositor shall be made on the fifth business day following such supplemental deposit, and shall be secured by any cash and/or Letter of Credit deposited pursuant to Section 2.01(c) hereof.

Section 3.03. Capital Account. All moneys received by the Trustee in respect of the Securities, other than amounts credited to the Income Account, shall be credited to a separate account to be known as the "Capital Account" (except for moneys deposited by the Depositor or moneys pursuant to draws on the Letter of Credit for purchase of Contract Securities pursuant to Section 2.01, which shall be separately held in trust by the Trustee for such purpose and shall not be credited to the Capital Account except as provided in Section 2.01(d)).

Section 3.04. Reserve Account. From time to time, the Trustee shall withdraw from the cash on deposit in the Income Account or the Capital Account of the Trust such amounts as it, in its sole discretion, shall deem requisite to establish a reserve for any applicable taxes or other governmental charges that may be payable out of the Trust. Such amounts so withdrawn shall be credited to a separate account for the Trust which shall be known as the "Reserve Account." The Trustee shall not be required to distribute to the Unitholders any of the amounts in the Reserve Account; provided, however, that if it shall, in its sole discretion, determine that such amounts are no longer necessary for the payment of any applicable taxes or other governmental charges, then it shall promptly deposit such amounts in the account from which withdrawn, or if the Trust shall have terminated or shall be in the process of termination, the Trustee shall distribute same in accordance with
Section  8.02(d) to each Unitholder such holder's interest in the Reserve
Account.

Section 3.05. Deductions and Distributions. (a) The Trustee, as of the "First Settlement Date," as defined in the related Prospectus, shall advance from its own funds and shall pay to the Unitholders of the Trust then of record the amount of interest accrued on the Bonds deposited in the Trust. The Trustee shall also advance from its own funds and pay the appropriate persons the amount, if any, specified in Part II of the Trust Agreement, which amount represents interest which accrues on any "when issued" Bonds deposited in the Trust from the date stated in the preceding sentence to the respective dates of delivery to the Trust of any of such Bonds. The Trustee shall be entitled to reimbursement for such advancement from interest received by the Trust before any further distributions shall be made from the Interest Account to Unitholders of the Trust. Subsequent distributions shall be made as hereinafter provided. On or immediately after the fifteenth the day of each month, the Trustee shall satisfy itself as to the adequacy of the Reserve Account, making any further credits thereto as may appear appropriate in accordance with Section 3.04 and shall then with respect to the Trust:

         (i) deduct from the Income Account or, to the extent funds are not available in such Account, from the Capital Account and pay to itself individually the amounts that it is at the time entitled to receive pursuant to Section 6.04;

        (ii) deduct from the Income Account or, to the extent funds are not available in such Account, from the Capital Account and pay to, or reserve for, the Evaluator the amount that it is at the time entitled to receive pursuant to Section 4.03;

       (iii) deduct from the Income Account or, to the extent funds are not available in such Account, from the Capital Account and pay to counsel, as hereinafter provided for, an amount equal to unpaid fees and expenses, if any, of such counsel pursuant to Section 3.09, as certified to by the Depositor;

         (iv) deduct from the Income Account or to the extent funds are not available in such Account, from the Capital Account and pay to, or reserve for, the Supervisory Servicer the amount that it is entitled to receive pursuant to Section 3.15; and

          (v) deduct from the Income Account or to the extent funds are not available in such Account, from the Capital Account and pay to the Depositor the amount that it is entitled to receive pursuant to
     Section 3.18.

    (b) (i) On each Income Account Distribution Date, the Trustee shall distribute an amount per Unit equal to such Unitholder's Income Distribution (as defined below) computed as of the close of business on the Income Account Record Date immediately preceding such Income Account Distribution Date plus, if such Income Account Distribution Date is also a Capital Account Distribution Date for the distribution of capital, such Unitholder's pro rata share of the balance of the Capital Account (except for moneys on deposit therein required to purchase Contract Securities) to each Unitholder of record at the close of business on the Record Date. Should the amount available for distribution in the Capital Account equal or exceed $0.10 per Unit, to the extent permissible under the Investment Company Act of 1940, the Trustee shall be required to make a special distribution from the Capital Account on last day of the next succeeding month to holders of record on the fifteenth day of such month. The Trust shall provide the following distribution elections: (1) distributions to be made by mail addressed to the post office address of the Unitholder as it appears on the registration books of the Trustee or (2) distributions to be made to the designated agent for any reinvestment program when, as and if available to the Unitholder through the Depositor. If no election is offered by the Depositor or if no election is specified by the Unitholder at the time of purchase of any Unit, distribution of principal and income and capital gains, if any, shall be distributed as provided in
(1) above. Any election other than a deemed election as described in the preceding sentence shall be by written notice to, and in form satisfactory to, the Trustee. Once a distribution election has been chosen by the Unitholder, such election shall remain in effect until changed by the Unitholder. Such change of election may be made by notification thereof to the Trustee at any time in form satisfactory to the Trustee. A transferee of any Unit may make his distribution election in the manner as set forth above. The Trustee shall be entitled to receive in writing a notification from the Unitholder as to his or her change of address.

         (ii) For the purposes of this Section 3.05, the Unitholder's "Income Distribution" shall be equal to such Unitholder's pro rata share of the cash balance (other than any amortized discount) in the Income Account computed as of the close of business on the Income Account Record Date immediately preceding such Income Distribution after deduction of (1) the fees and expenses then deductible pursuant to Section 3.05(a) and (2) the Trustee's estimate of other expenses properly chargeable to the Income Account pursuant to the Indenture which have accrued, as of such Income Account Record Date or are otherwise properly attributable to the period to which such Income Distribution relates.

        (iii) The amount to be so distributed to each Unitholder shall be that pro rata share of the balance of the Income and Capital Accounts, computed as set forth herein, as shall be represented by the Units registered in the name of such Unitholder. In the computation of each such pro rata share, fractions of less than one cent shall be omitted. After any such distribution provided for above, any cash balance remaining in the Income Account or the Capital Account shall be held in the same manner as other amounts subsequently deposited in each of such accounts, respectively.

         (iv) Principal and other income attributable to Contract Securities which the Depositor shall have declared by written notice to the Trustee to be Failed Contract Securities for which Replacement Securities are not to be substituted pursuant to
     Section 3.14 hereof shall be distributed to Unitholders of record as of the close of business on the Income Account Record Date next following the failure of consummation of such purchase and shall be distributed not more than 120 days after the receipt of such notice by the Trustee or at such earlier time in such manner as the Trustee in its sole discretion deems to be in the best interest of Unitholders.

          (v) For the purpose of distributions as herein provided, the Unitholders of record on the registration books of the Trustee at the close of business on each Income Account Record Date shall be conclusively entitled to such distribution, and no liability shall attach to the Trustee by reason of payment to any Unitholder of record. Nothing herein shall be construed to prevent the payment of amounts from the Income Account and the Capital Account to individual Unitholders by means of one check, draft or other instrument or device provided that the appropriate statement of such distribution shall be furnished therewith as provided in
     Section 3.06 hereof.

Section 3.06. Distribution Statements. With each distribution from the Income or Capital Accounts of the Trust, the Trustee shall set forth, either in the instrument by means of which payment of such distribution is made or in an accompanying statement, the amount being distributed from each such account and, if from the Income Account, the amount of accrued interest on the Bonds (uncollected, other than original issue discount, and not available for distribution) on the record date for such distribution, expressed as a dollar amount per Unit.

     Within a reasonable period of time after the last Business Day of each calendar year, the Trustee shall furnish to each person who at any time during such calendar year was a Unitholder of the Trust a statement setting forth, with respect to such calendar year:

         (A)   as to the Income Account:

               (1) the amount of income received, including accreted original issue discount on the Bonds (including amounts received as a portion of the proceeds of any disposition of Securities);

               (2) the amounts paid from the Income Account for purchases of Securities pursuant to Section 3.14 and for redemptions pursuant to Section 5.02;

               (3) the deductions from the Income Account for payment into the Reserve Account;

               (4) the deductions for applicable taxes and fees and expenses of the Trustee, the Evaluator, the Supervisory Servicer, counsel, auditors and any expenses paid by the Trust pursuant to Section 3.05; and

               (5) the amounts reserved for purchases of Contract Securities or for purchases made pursuant to Section 3.14; and

               (6) the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last Business Day of such calendar year;

         (B)   as to the Capital Account;

              (1) the date of principal payments and prepayments due to sale, maturity, redemption, liquidation or disposition of any of the Securities and the net proceeds received therefrom, excluding any portion thereof credited to the Income Account;

               (2) the deductions from the Capital Account, if any, for payment of applicable taxes and fees and expenses of the Trustee, the Evaluator, the Supervisory Servicer, counsel, auditors and any expenses paid by the Trust under Section 3.05;

               (3) the amount paid for purchases of Securities pursuant to Section 3.14 and for redemptions pursuant to Section 5.02;

               (4) the deductions from the Capital Account for payments into the Reserve Account;

               (5) the amounts reserved for purchases of Contract Securities or for purchases made pursuant to Section 3.14;

               (6) the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last Business Day of such calendar year; and

         (C)   the following information:

               (1) a list of Securities as of the last Business Day of such calendar year (grouped by coupon and maturity range in the case of the Bonds) and a list which identifies all Securities sold or other Securities acquired during such calendar year, if any;

               (2) the number of Units outstanding on the last Business Day of such calendar year;

               (3) the Unit Value as defined in Section 5.01 based on the last Trust Fund Evaluation pursuant to Section 5.01 made during such calendar year; and

               (4) the amounts actually distributed or which are otherwise attributable to Unitholders during such calendar year from the Income and Capital Accounts, separately stated, expressed as total dollar amounts for such distributions and the status of such distributions for federal income tax purposes.

Section 3.07. Sale of Securities. If necessary, in order to maintain the sound investment character of the Trust, the Depositor may direct the Trustee to sell or liquidate Securities at such price and time and in such manner as shall be determined by the Depositor, provided that the Depositor has determined with the advice of the Supervisory Servicer, if appropriate, that any one or more of the following conditions exist:

          (a) that there has been a default on any of the Securities in the payment of principal, interest or dividends (after declared), when due and payable;

          (b) that any action or proceeding has been instituted at law or equity seeking to restrain or enjoin the payment of dividends on any Equity Securities, or that there exists any legal question or impediment affecting such Equity Securities or the payment of dividends from the same;

          (c) that any action or proceeding has been instituted in law or equity seeking to restrain or enjoin the payment of principal or interest on any Bonds, attacking the constitutionality of any enabling legislation or alleging and seeking to have judicially determined the illegality of the issuing body or the constitution of its governing body or officers, the illegality, irregularity or omission of any necessary acts or proceedings preliminary to the issuance of such Bonds, or seeking to restrain or enjoin the performance by the officers or employees of any such issuing body of any improper or illegal act in connection with the administration of funds necessary for debt service on such Bonds or otherwise; or that there exists any other legal question or impediment affecting such Bonds or the payment of debt service on the same;

         (d) that there has occurred any breach of covenant or warranty in any document relating to the issuer of the Securities which would adversely affect either immediately or contingently the payment of dividends from the Equity Securities or debt service on the Bonds, or the general credit standing of the issuer or otherwise impair the sound investment character of such Equity Securities or Bonds;

         (e) that there has been a default in the payment of dividends, principal of or interest, on any other outstanding obligations of the issuer of such Securities;

          (f) that the price of any Securities had declined to such an extent or other such credit factors exist so that in the opinion of the Depositor, as evidenced in writing to the Trustee, the retention of such Securities would be detrimental to the Trust Fund and to the interest of the Unitholders;

          (g) that any Bonds are the subject of an advanced refunding. For the purposes of this Section 3.07(g), "an advanced refunding" shall mean when refunding bonds are issued and the proceeds thereof are deposited in irrevocable trust to retire the Bonds on or before their redemption date;

          (h) that all of the Securities in the Trust Fund will be sold pursuant to termination of the Trust pursuant to Section 8.02 hereof; and

          (i) that such sale is required due to Units tendered for redemption.

     Upon receipt of such direction from the Depositor, upon which the Trustee shall rely, the Trustee shall proceed to sell or liquidate the specified Securities in accordance with such direction, and upon the receipt of the proceeds of any such sale or liquidation, after deducting therefrom any fees and expenses of the Trustee connected with such sale or liquidation and any brokerage charges, taxes or other governmental charges shall deposit such net proceeds in the applicable Capital Account; provided, however, that the Trustee shall not sell or liquidate any Bonds upon receipt of a direction from the Depositor that it has determined that the conditions in subdivision (g) above exist, unless the Trustee shall receive on account of such sale or liquidation the full principal amount of such Bonds, plus the premium, if any, and the interest accrued and to accrue thereon to the date of the redemption of such Bonds.

     The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale made pursuant to any such direction or by reason of the failure of the Depositor to give any such direction, and in the absence of such direction the Trustee shall have no duty to sell or liquidate any Securities under this Section 3.07 except to the extent otherwise required by Section 3.10 of this Indenture.

Section 3.08. Refunding Bonds. In the event that an offer shall be made by an obligor of any of the Bonds to issue new obligations in exchange and substitution for any issue of Bonds pursuant to a plan for the refunding or refinancing of such Bonds, the Depositor shall instruct the Trustee in writing to reject such offer and either to hold or sell such Bonds, except that if (1) the issuer is in default with respect to such Bonds or (2) in the opinion of the Depositor, given in writing to the Trustee, the issuer will probably default with respect to such Bonds in the reasonably foreseeable future, the Depositor shall instruct the Trustee in writing to accept or reject such offer or take any other action with respect thereto as the Depositor may deem proper. Any obligation so received in exchange shall be deposited hereunder and shall be subject to the terms and conditions of this Indenture to the same extent as the Bonds originally deposited hereunder. Within five days after such deposit, notice of such exchange and deposit shall be given by the Trustee to each Unitholder, including an identification of the Bonds eliminated and the bonds substituted therefor.

Section 3.09. Counsel. The Depositor may employ from time to time, as it deems necessary or desirable, a firm of attorneys for any legal services which may be required in connection with the Securities, including any legal matters relating to the possible disposition or acquisition of any Securities pursuant to any provisions hereof or for any other reasons deemed advisable by the Depositor or the Trustee, in their discretion. The fees and expenses of such counsel may, at the discretion of the Depositor, be paid by the Trustee from the Income Account and Capital Account as provided for in Section 3.05(a)(iii) hereof.

Section 3.10. Notice and Sale by Trustee. If at any time the principal of or interest on any of the Bonds shall be in default and not paid or provision for payment thereof shall not have been duly made within thirty days, the Trustee shall notify the Depositor thereof. If within thirty days after such notification the Depositor has not given any instruction to sell or to hold or has not taken any other action in connection with such Bonds, the Trustee may in its discretion sell such Bonds forthwith, and the Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of such sale.

Section 3.11. Trustee not Required to Amortize. Nothing in this Indenture, or otherwise, shall be construed to require the Trustee to make any adjustments between the Income and Capital Accounts by reason of any premium or discount in respect of any of the Securities.

Section 3.12. Liability of Depositor. The Depositor shall be under no liability to the Unitholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Indenture or for errors in judgment, but shall be liable only for its own willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Depositor may rely in good faith on any paper, order, notice, list, affidavit, receipt, opinion, endorsement, assignment, draft or any other document of any kind prima facie properly executed and submitted to it by the Trustee, bond counsel or any other persons pursuant to this Indenture and in furtherance of its duties.

Section 3.13. Notice to Depositor. In the event that the Trustee shall have been notified at any time of any action to be taken or proposed to be taken with respect to the Securities (including but not limited to the making of any demand, direction, request, giving of any notice, consent or waiver or the voting with respect to any amendment or supplement to any indenture, resolution, agreement or other instrument under or pursuant to which the Securities have been issued) the Trustee shall promptly notify the Depositor and shall thereupon take such action or refrain from taking any action as the Depositor shall in writing direct; provided, however, that if the Depositor shall not within five Business Days of the giving of such notice to the Depositor direct the Trustee to take or refrain from taking any action, the Trustee shall take such action or refrain from taking any action, (i) so as to insure that the Equity Securities are voted as closely as possible in the same manner and the same general proportion, with respect to all issues, as are shares of such Equity Securities that are held by owners other than the Trust and
(ii) as it, in its sole discretion, shall deem advisable with respect to the Bonds.

     Subject to Section 3.08, in the event that an offer by the issuer of any of the Securities or any other party shall be made to issue new securities, or to exchange securities, for Trust Securities, the Trustee shall reject such offer. However, should any issuance, exchange or substitution be effected notwithstanding such rejection or without an initial offer, any securities, cash and/or property received shall be deposited hereunder and shall be promptly sold, if securities or property, by the Trustee unless the Depositor advises the Trustee to keep such securities, cash or properties. The cash received in such exchange and cash proceeds of any such sales shall be distributed to Unitholders on the next Income Account Distribution Date in the manner set forth in
Section 3.05 regarding distributions from the Capital Account. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any such sale.

     Neither the Depositor nor the Trustee shall be liable to any person for any action or failure to take action pursuant to the terms of this
Section 3.13 other than failure to notify the Depositor.

Section 3.14. Replacement Securities. In the event that any contract to purchase any Contract Security is not consummated in accordance with its terms (a "Failed Contract Security"), the Depositor may instruct the Trustee in writing either to effect a buy-in in accordance with the rules of the market place where the Failed Contract Securities were purchased or its clearing house or to purchase a replacement security (the "Replacement Security") which has been selected by the Depositor or if the Depositor does not provide such an instruction, the Trustee is hereby directed either to effect a buy-in in accordance with the rules of the market place where the Failed Contract Securities were purchased or its clearing house or to purchase a Replacement Security out of funds held by the Trustee pursuant to Section 3.03. Purchases of Replacement Securities will be made subject to the conditions set forth below:

          (a) The Replacement Securities shall be Bonds or Equity Securities as originally selected for deposit in the Trust and any Replacement Securities which are Bonds, (i) shall have as close as is reasonably practical, the same maturity date as the Failed Contract Securities, which must be on or prior to the Mandatory Termination Date, (ii) shall not be when, as and if issued obligations, and (iii) shall be purchased at a price that results in a yield to maturity and in a current return, in each case as of the Initial Date of Deposit, at least equal to that of the Failed Contract Securities;

          (b) The purchase of the Replacement Securities shall not adversely affect the federal income tax status of the Trust;

          (c) The purchase price of the Replacement Securities shall (exclusive of any accrued interest) not exceed the total amount of cash deposited, or the amount available under the Letter of Credit deposited, by the Depositor at the time of the deposit of the Failed Contract Security;

          (d) The written instructions of the Depositor shall (i) identify the Replacement Securities to be purchased, (ii) state that the contract to purchase, if any, to be entered into by the Trustee is satisfactory in form and substance and (iii) state that the foregoing conditions of clauses (a) through (d) have been satisfied with respect to the Replacement Securities; and

          (e) The Replacement Securities shall be purchased within 30 days after the deposit of the Failed Contract Security.

     Upon  satisfaction of the foregoing conditions with respect  to  any
Replacement Securities which shall be certified by the Depositor in the written instruction to the Trustee identifying the Replacement Securities, the Trustee shall enter into the contract to purchase such Replacement Securities and take all steps reasonably necessary to complete the purchase thereof. Whenever a Replacement Security is acquired by the Trustee pursuant to the provisions of this Section, the Trustee will, as agent for the Depositor, not later than five days after such acquisition, mail to each Unitholder a notice of such acquisition, including an identification of the Securities eliminated and the Securities acquired. Amounts in respect of the purchase price thereof on account of principal shall be paid out of and charged against the cash deposited, or the amounts available under the Letter of Credit deposited, by the Depositor at the time of the deposit of the Failed Contract Security. In the event the Trustee shall not consummate any purchase of Replacement Securities pursuant to this Section 3.14, funds held for such purchase shall be distributed in accordance with Section 2.01(d). Any excess  of  the  purchase price of a Failed Contract  Security  over  the purchase  price  of  its  corresponding  Replacement  Security  shall  be refunded to the Depositor. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any purchase made pursuant to, or any failure to make any purchase authorized by, this Section 3.14. The Depositor shall not be liable for any failure to instruct the Trustee to purchase any Replacement Securities, nor shall the Trustee or Depositor be liable for errors of judgment in respect to this Section 3.14; provided, however, that this provision shall not protect the Depositor or the Trustee against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

           Section  3.15.   Supervisory Servicer.   As  compensation  for
providing supervisory portfolio services under this Indenture, the Supervisory Servicer shall receive, in arrears, against a statement or statements therefor submitted to the Trustee monthly or annually an aggregate annual fee in that amount specified as compensation for supervisory services in the Prospectus for the Trust, but in no event shall such compensation when combined with all compensation received from other series of the Fund for providing such supervisory services in any calendar year exceed the aggregate cost to the Supervisory Servicer for providing such services. Such compensation may, from time to time, be adjusted provided that the total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent of Shelter" or similar index, if such index should no longer be published. The consent or concurrence of any Unitholder hereunder shall not be required for any such adjustment or increase. Such compensation shall be paid by the Trustee, upon receipt of invoice therefor from the Supervisory Servicer, upon which, as to the cost incurred by the Supervisory Servicer of providing services hereunder the Trustee may rely, and shall be charged against the Income and/or Capital Accounts, in accordance with Section 3.05. If the cash balance in the Income and Capital Accounts shall be insufficient to provide for amounts payable pursuant to this Section 3.15, the Trustee shall have the power to sell (a) Securities from the current list of Securities designated to be sold pursuant to Section 5.02 hereof, or (b) if no such Securities have been so designated, such Securities as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this Section 3.15.

     Any  moneys  payable to the Supervisory Servicer  pursuant  to  this
Section 3.15 shall be secured by a lien on the Trust prior to the interest of Unitholders, but no such lien shall be prior to any lien in favor of the Trustee under the provisions of Section 6.04 herein.

'Section 3.16. Foreign Exchange Transactions; Reclaiming Foreign Taxes'. The Trustee shall use reasonable efforts to reclaim or recoup any amounts of non-U.S. tax paid by the Trust or withheld from income received by the Trust to which the Trust may be entitled as a refund.

'Section 3.17. Foreign Exchange Transactions; Foreign Currency Exchange'. Unless the Depositor shall otherwise direct, whenever funds are received by the Trustee in foreign currency, upon the receipt thereof or, if such funds are to be received in respect of a sale of Securities, concurrently with the contract of the sale for the Security (in the latter case the foreign exchange contract to have a settlement date coincident with the relevant contract of sale for the Security), the Depositor shall enter into a foreign exchange contract for the conversion of such funds to U.S. dollars. The Depositor shall have no liability for any loss or depreciation resulting from such action taken.

Section 3.18. Deferred Sales Charge. If the Prospectus related to the Trust specifies a deferred sale charge, the Trustee shall, on the dates specified in and as permitted by such Prospectus, withdraw from the Income Account, an amount per Unit specified in such Prospectus and credit such amount to a special non-Trust account maintained at the Trustee out of which the deferred sales charge will be distributed to the Depositor. If the balance in the Income Account is insufficient to make any such withdrawal, the Trustee shall, as directed by the Depositor, either advance funds in an amount equal to the proposed withdrawal and be entitled to reimbursement of such advance upon the deposit of additional moneys in the Income Account, sell Securities and credit the proceeds thereof to such special Depositor's account or credit (if permitted by law) Securities in kind to such special Depositor's Account. If a Unitholder redeems Units prior to full payment of the deferred sales charge, the Trustee shall, if so provided in the related Prospectus, on the Redemption Date, withhold from the Redemption Price payable to such Unitholder an amount equal to the unpaid portion of the deferred sales charge and distribute such amount to such special Depositor's Account. The Depositor may at any time instruct the Trustee in writing to distribute to the Depositor cash or Securities previously credited to the special Depositor's Account.


      'Article IV    Evaluation of Securities Evaluator';Article IV


                   Evaluation of Securities; Evaluator

Section 4.01. Evaluation by Evaluator. (a) The Evaluator shall determine separately, and shall promptly furnish to the Trustee and the Depositor upon request, the value of each issue of Securities (including Contract Securities) ("Evaluation") as of the time stated in the Prospectus relating to the Trust (the "Evaluation Time") (i) on each Business Day during the period which the Units are being offered for sale to the public and (ii) on any other day on which a Trust Fund Evaluation is to be made pursuant to Section 5.01 or which is requested by the Depositor or the Trustee. As part of the Trust Evaluation, the Evaluator shall determine separately and promptly furnish to the Trustee and the Depositor upon request the Evaluation of each issue of Securities initially deposited in the Trust on the Initial Date of Deposit. The Evaluator's determination of the offering prices of the Securities on the Initial Date of Deposit shall be included in the Schedules attached to the Trust Agreement.

     (b) During the initial offering period such Evaluation shall be made in the following manner: if the Securities are listed on a national securities exchange or foreign securities exchange, such Evaluation shall generally be based on the last available sale price on or immediately prior to the Evaluation Time on the exchange which is the principal market therefor, which shall be deemed to be the New York Stock Exchange if the Securities are listed thereon (unless the Evaluator deems such price inappropriate as a basis for evaluation) or, if there is no such available sale price on such exchange at the last available ask prices of the Equity Securities. If the Securities are not so listed or, if so listed, the principal market therefor is other than on such exchange or there is no such available sale price on such exchange, such Evaluation shall generally be based on the following methods or any combination thereof whichever the Evaluator deems appropriate: (i) in the case of Equity Securities, on the basis of the current ask price on the over-the-counter market (unless the Evaluator deems such price inappropriate as a basis for evaluation), (ii) on the basis of current offering prices for the Bonds as obtained from investment dealers or brokers who customarily deal in securities comparable to those held by the Fund, (iii) if offering prices are not available for the Bonds or the Equity Securities, on the basis of offering or ask prices for comparable securities, (iv) by determining the valuation of the Bonds or the Equity Securities on the offering or ask side of the market by appraisal or (v) by any combination of the above. If the Trust holds Securities denominated in a currency other than U.S. dollars, the Evaluation of such Security shall be converted to U.S. dollars based on current offering side exchange rates (unless the Evaluator deems such prices inappropriate as a basis for valuation). The Evaluator shall add to the Evaluation of each Security which is principally traded outside of the United States the amount of any commissions and relevant taxes associated with the acquisition of the Security. As used herein, the closing sale price is deemed to mean the most recent closing sale price on the relevant securities exchange immediately prior to the Evaluation Time. For each Evaluation, the Evaluator shall also confirm and furnish to the Trustee and the Depositor, on the basis of the information furnished to the Evaluator by the Trustee as to the value of all Trust assets other than Securities, the calculation of the Trust Fund Evaluation to be computed pursuant to
Section 5.01.

     (c)    For  purposes  of  the  Trust Fund  Evaluations  required  by
Section 5.01 in determining Redemption Value (after the initial offering period) and Unit Value (both during and after the initial offering period), Evaluation of the Securities shall be made in the manner described in 4.01(b), on the basis of current bid prices for the Bonds and, except in those cases in which the Equity Securities are listed on a national securities exchange or a foreign securities exchange and the last available sale prices are utilized, on the basis of the last available bid prices of the Equity Securities. In addition, the
Evaluator (i) shall not make the addition specified in the fourth sentence of Section 4.01(b) and (ii) shall reduce the Evaluation of each Security which is principally traded outside of the United States by the amount of any liquidation costs and any capital gains or other taxes which would be incurred by the Trust upon the sale of such Security, such taxes being computed as if the Security were sold on the date of the Evaluation.

Section  4.02.    Information  for  Unitholders.   For  the  purpose   of
permitting Unitholders to satisfy any reporting requirements of applicable federal or state tax law, the Evaluator shall make available to the Trustee and the Trustee shall transmit to any Unitholder upon request any determinations made by it pursuant to Section 4.01.

Section 4.03. Compensation of Evaluator. As compensation for its services hereunder, the Evaluator shall receive against a statement or statements therefor submitted to the Trustee monthly or annually, an amount equal to the amount specified as compensation for the Evaluator in the Prospectus. Such compensation may, from time to time, be adjusted provided that the total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent of Shelter" or similar index, if such index shall no longer be published. The consent or concurrence of any Unitholder hereunder shall not be required for any such adjustment or increase. Such compensation shall be charged by the Trustee, upon receipt of invoice therefor from the Evaluator, against the Income and Capital Accounts. If the cash balance in the Income and Capital Accounts shall be insufficient to provide for amounts payable pursuant to this Section 4.03, the Trustee shall have the power to sell (a) Securities from the current list of Securities designated to be sold pursuant to Section 5.02 hereof or (b) if no such Securities have been so designated, such Securities as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this
Section 4.03.

Section 4.04. Liability of Evaluator. The Trustee, the Depositor and the Unitholders may rely on any Evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. The determinations made by the Evaluator hereunder shall be made in good faith upon the basis of the best information available to it. The Evaluator shall be under no liability to the Trustee, the Depositor or the Unitholders for errors in judgment; provided, however, that this provision shall not protect the Evaluator against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

'Section 4.05. Resignation and Removal of Evaluator; Successor'. (a) The Evaluator may resign and be discharged hereunder, by executing an instrument in writing resigning as Evaluator and filing the same with the Depositor and the Trustee, not less than 60 days before the date specified in such instrument when, subject to Section 4.05(e), such resignation is to take effect. Upon receiving such notice of resignation, the Depositor and the Trustee shall use their best efforts to appoint a successor evaluator having qualifications and at a rate of compensation satisfactory to the Depositor and the Trustee. Such appointment shall be made by written instrument executed by the Depositor and the Trustee, in duplicate, one copy of which shall be delivered to the resigning Evaluator and one copy to the successor evaluator. The Depositor or the Trustee may remove the Evaluator at any time, with or without cause, upon 30 days' written notice and appoint a successor evaluator having qualifications and at a rate of compensation satisfactory to the Depositor and the Trustee. Such appointment shall be made by written instrument executed by the Depositor and the Trustee, in duplicate, one copy of which shall be delivered to the Evaluator so removed and one copy to the successor evaluator. Notice of such resignation or removal and appointment of a successor evaluator shall be mailed by the Trustee to each Unitholder then of record.

     (b) Any successor evaluator appointed hereunder shall execute, acknowledge and deliver to the Depositor and the Trustee an instrument accepting such appointment hereunder, and such successor evaluator without any further act, deed or conveyance shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named Evaluator herein and shall be bound by all the terms and conditions of this Indenture.

    (c) In case at any time the Evaluator shall resign and no successor evaluator shall have been appointed and have accepted appointment within 30 days after notice of resignation has been received by the Depositor and the Trustee, the Evaluator may forthwith apply to a court of competent jurisdiction for the appointment of a successor evaluator. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor evaluator.

     (d) Any corporation into which the Evaluator hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Evaluator hereunder shall be a party, shall be the successor evaluator under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which the Evaluator may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

     (e) Any resignation or removal of the Evaluator and appointment of a successor evaluator pursuant to this Section shall become effective upon acceptance of appointment by the successor evaluator as provided in subsection (b) hereof.

'Section 4.06. Resignation and Removal of Supervisory Servicer; Successor'. (a) The Supervisory Servicer may resign and be discharged hereunder, by executing an instrument in writing resigning as Supervisory Servicer and filing the same with the Depositor (if other than the Supervisory Servicer) and the Trustee, not less than 60 days before the date specified in such instrument when, subject to Section 4.06(e), such resignation is to take effect. Upon receiving such notice of resignation, the Depositor (if other than the Supervisory Servicer) and the Trustee shall use their best efforts to appoint a successor supervisory servicer having qualifications and at a rate of compensation satisfactory to the Depositor and the Trustee. Such appointment shall be made by written instrument executed by the Depositor and Trustee, in duplicate, one copy of which shall be delivered to the resigning Supervisory Servicer and one copy to the successor supervisory servicer. The Depositor (if other than the Supervisory Servicer) or the Trustee may remove the Supervisory Servicer at any time upon 30 days' written notice and appoint a successor supervisory servicer having qualifications and at a rate of compensation satisfactory to the Depositor and the Trustee. Such appointment shall be made by written instrument executed by the Depositor (if other than the Supervisory Servicer) and the Trustee, in duplicate, one copy of which shall be delivered to the Supervisory Servicer so removed and one copy to the successor supervisory servicer. Notice of such resignation or removal and appointment of a successor supervisory servicer shall be mailed by the Trustee to each Unitholder then of record.

     (b) Any successor supervisory servicer appointed hereunder shall execute, acknowledge and deliver to the Depositor and the Trustee an instrument accepting such appointment hereunder, and such successor supervisory servicer without any further act, deed or conveyance shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named Supervisory Servicer herein and shall be bound by all the terms and conditions of this Indenture.

     (c) In case at any time the Supervisory Servicer shall resign and no successor supervisory servicer shall have been appointed and have accepted appointment within 30 days after notice of resignation has been received by the Depositor (if other than the Supervisory Servicer) and the Trustee, the Supervisory Servicer may forthwith apply to a court of competent jurisdiction for the appointment of a successor supervisory servicer. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor supervisory servicer.

     (d) Any corporation into which the Supervisory Servicer hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Supervisory Servicer hereunder shall be a party, shall be the successor supervisory servicer under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which the Supervisory Servicer may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

     (e) Any resignation or removal of the Supervisory Servicer and appointment of a successor supervisory servicer pursuant to this Section shall become effective upon acceptance of appointment by the successor supervisory servicer as provided in subsection (b) hereof.


   Article V Evaluation Redemption; Purchase; Transfer; Interchange or
                     Replacement of Units;Article V


Evaluation; Redemption; Purchase; Transfer; Interchange or Replacement of
                                  Units

Section 5.01. Trust Evaluation. As of the Evaluation Time (a) on the last Business Day of each year, (b) on the day on which any Unit is tendered for redemption and (c) on any other day desired by the Trustee or requested by the Depositor, the Trustee shall: Add (i) all moneys on deposit in the Trust or moneys in the process of being collected from matured interest coupons or bonds matured or called for redemption prior to maturity (excluding (1) cash, cash equivalents or Letters of Credit deposited pursuant to Section 2.01 hereof for the purchase of Contract Securities, unless such cash or Letters of Credit have been deposited in the Income and Capital Accounts because of failure to apply such moneys to the purchase of Contract Securities pursuant to the provisions of Sections 2.01, 3.02 and 3.03 hereof and (2) moneys credited to the Reserve Account pursuant to Section 3.04 hereof), plus (ii) the aggregate Evaluation of all Securities (including Contract Securities) on deposit in the Trust as is determined by the Evaluator, plus (iii) all other income from the Securities (including dividends receivable on the Equity Securities trading ex-dividend as of the date of such valuation and including interest accrued on the Bonds not subject to collection and distribution) as of the Evaluation Time on the date of such Evaluation together with all other assets of the Trust. For each such Evaluation there shall be deducted from the sum of the above (i) amounts representing any applicable taxes or governmental charges payable out of the Trust and for which no deductions shall have previously been made for the purpose of addition to the Reserve Account, (ii) amounts representing estimated accrued expenses of such Trust including but not limited to unpaid fees and expenses of the Trustee, the Evaluator, the Supervisory Servicer, the Depositor and counsel, in each case as reported by the Trustee to the Depositor on or prior to the date of evaluation, (iii) any moneys identified by the Trustee, as of the date of the Evaluation, as held for distribution to Unitholders of record as of an Income or Capital Distribution Record Date or for payment of the Redemption Value of Units tendered prior to such date and (iv) any reduction to be made pursuant to the last sentence of Section 4.01(c). The resulting figure is herein called a "Trust Fund Evaluation." The value of the pro rata share of each Unit of the respective Trust determined on the basis of any such evaluation shall be referred to herein as the "Unit Value." Amounts receivable by the Trust in foreign currency, if any, shall be converted by the Trustee to U.S. dollars based on current exchange rates, in the same manner as provided in Section 4.01(b) or 4.01(c), as applicable, for the conversion of the valuation of foreign Securities, and the Evaluator shall report such conversion with each Evaluation made pursuant to
Section 4.01.

     For each day on which the Trustee shall make a Trust Fund Evaluation it shall also determine Unit Value for such day. Such Unit Value shall be determined by dividing said Trust Fund Evaluation by the number of Units outstanding on such day.

'Section 5.02. Redemptions by Trustee; Purchases by Depositor'. Any Certificate tendered for redemption by a Unitholder or his duly authorized attorney to the Trustee at its corporate trust office in the City of New York, or any Unit in uncertificated form tendered by means of an appropriate request for redemption in form approved by the Trustee shall be paid by the Trustee on the third business day following the day on which tender for redemption is made in proper form (being herein called the "Settlement Date"). Subject to (a) payment by such Unitholder of any tax or other governmental charges which may be imposed thereon and
(b) payments in the form of In Kind Distributions (as defined below), such redemption is to be made by payment of cash equivalent to the Unit Value determined on the basis of a Trust Fund Evaluation made in accordance with Section 5.01 determined by the Trustee as of the Evaluation Time on the Redemption Date, multiplied by the number of Units tendered for redemption (herein called the "Redemption Value"). Units received for redemption by the Trustee on any day after the Evaluation Time will be held by the Trustee until the next day on which the New York Stock Exchange is open for trading and will be deemed to have been tendered on such day for redemption at the Redemption Value computed on that day.

     The Trustee may in its discretion, and shall when so directed by the Depositor in writing, suspend the right of redemption for Units of the Trust or postpone the date of payment of the Redemption Value for more than three business days following the day on which tender for redemption is made (i) for any period during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Trust of the Securities is not reasonably practicable or it is not reasonably practicable fairly to determine in accordance herewith the value of the Securities; or (iii) for such other period as the Securities and Exchange Commission may by order permit, and shall not be liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

     Not  later  than the close of business on the day of tender  of  any
Certificate or Unit for redemption by a Unitholder other than the Depositor, the Trustee shall notify the Depositor of such tender. The Depositor shall have the right to purchase such Certificate or Unit by notifying the Trustee of its election to make such purchase as soon as practicable thereafter but in no event subsequent to the close of business on the first Business Day after the day on which such Certificate or Unit was tendered for redemption. Such purchase shall be made by payment by the Depositor to the Unitholder on the Redemption Date of an amount not less than the Redemption Value which would otherwise be payable by the Trustee to such Unitholder. So long as the Depositor maintains a bid in the secondary market, the Depositor may repurchase the Units tendered to the Trustee for redemption by the Depositor but shall be under no obligation to maintain any bids and may, at any time while so maintaining such bids, cease to do so immediately at any time or from time to time without notice.

     Any Units so purchased by the Depositor may at the option of the Depositor be tendered to the Trustee for redemption at the corporate trust office of the Trustee in the manner provided in the first paragraph of this Section 5.02.

     If the Depositor does not elect to purchase any Certificate or Unit tendered to the Trustee for redemption, or if a Certificate or Unit is being tendered by the Depositor for redemption, that portion of the Redemption Price which represents interest shall be withdrawn from the Income Account to the extent available. The balance paid on any redemption, including accrued interest on the Bonds, if any, shall be withdrawn from the Capital Account to the extent that funds are available for such purpose. If such available balance shall be insufficient, the Trustee shall sell such of the Securities, currently designated for such purposes by the Supervisory Servicer, as the Trustee in its sole discretion shall deem necessary. In the event that funds are withdrawn from the Capital Account for payment of accrued interest on the Bonds, the Capital Account shall be reimbursed for such funds so withdrawn when sufficient funds are next available in the Income Account.

     Notwithstanding the foregoing provisions of this Section 5.02, until the close of business on the second Business Day after the day on which such Certificate or Unit was tendered for redemption the Trustee is hereby irrevocably authorized in its discretion, in the event that the Depositor does not purchase any Units tendered to the Trustee for redemption, or in the event that a Unit is being tendered by the Depositor for redemption, in lieu of redeeming Units, to sell Units in the over-the-counter market through any broker-dealer of its choice for the account of the tendering Unitholder at prices which will return to the Unitholder an amount in cash, net after deducting brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Value which such Unitholder would otherwise be entitled to receive on redemption pursuant to this Section 5.02. The Trustee shall pay to the Unitholder the net proceeds of any such sale on the day on which such Unitholder would otherwise be entitled to receive payment of the Redemption Value hereunder.

     Notwithstanding anything to the contrary in this Section 5.02, any Unitholder may, if such Unitholder tenders at least that number of Units set forth in the Prospectus for redemption, request at the time of tender to receive from the Trustee in lieu of cash such Unitholder's pro rata share of each Equity Security then held by the Trust. Such tendering Unitholder will receive his pro rata number of whole shares of each of the Equity Securities comprising the portfolio of the Trust and cash from the Capital Account equal to the value of the fractional shares to which such tendering Unitholder is entitled and such Unitholder's pro rata share of the value of the Bonds. Such pro rata share of each Equity Security and the related cash to which such tendering Unitholder is entitled is referred to herein as an "In Kind Distribution." An In Kind Distribution will be made by the Trustee through the distribution of each of the Equity Securities in book-entry form to the account of the Unitholder's bank or broker-dealer at Depository Trust Company. If funds in the Capital Account are insufficient to cover the required cash distribution to the tendering Unitholder, the Trustee may sell Securities according to the criteria discussed herein.

     The Supervisory Servicer shall maintain with the Trustee a current list of Securities designated to be sold for the purpose of funding the Capital Account for redemption of Units tendered for redemption and, to the extent necessary, for payment of expenses under this Indenture. In connection therewith, the Depositor may specify in the Trust Agreement the minimum amounts of any Securities to be sold at any one time. If the Supervisory Servicer shall for any reason fail to maintain such a list, the Trustee may in its sole discretion designate a current list of Securities for such purposes. The net proceeds of any sale of Securities from such list representing income (including accrued interest on the Bonds) shall be credited to the Income Account and then disbursed therefrom for payment of expenses and payments to Unitholders required to be paid under this Indenture. Any balance remaining after such disbursements shall remain credited to the Capital Account.

     Neither the Depositor nor the Trustee shall be liable or responsible in any way for depreciation or loss incurred by reason of any sale of Securities made pursuant to this Section 5.02.

     Certificates evidencing Units redeemed pursuant to this Section 5.02 shall be canceled by the Trustee and the Unit or Units evidenced by such Certificates shall be terminated by such redemptions. In the event that a Certificate shall be tendered representing a number of Units greater than those requested to be redeemed by the Unitholder, the Trustee shall issue to such Unitholder, unless such Unitholder requests such Units be uncertificated, upon payment of any tax or charges of the character referred to in the second paragraph of Section 5.03, a new Certificate evidencing the Units representing the balance of the Certificate so tendered and not redeemed.

Section 5.03. Transfer or Interchange of Units. Units will be held in uncertificated form unless the Unitholder requests in writing to have a Certificate or Certificates representing such Units be issued. Units may be transferred by the registered holder thereof by presentation and surrender of such Units and Certificates, if issued, at the corporate trust office of the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee and executed by the Unitholder or his authorized attorney, whereupon new Units or, if requested, a new registered Certificate or Certificates for the same number of Units of the Trust executed by the Trustee and the Depositor will be issued in exchange and substitution therefor and Units surrendered shall be canceled by the Trustee. The registered holder of any Unit may transfer such Unit by the presentation of transfer instructions and Certificates, if issued, to the Trustee at the corporate trust office of the Trustee accompanied by such documents as the Trustee deems necessary to evidence the authority of the person making such transfer and executed by the registered holder or his authorized attorney, whereupon the Trustee shall make proper notification of such transfer on the registration books of the Trustee. Unitholders holding their Units in uncertificated form may at any time request the Trustee to issue Certificates for such Units and Unitholders holding Certificates may at any time request that their Units be held in uncertificated form. The Trustee shall, upon receipt of such request in form satisfactory to it, accompanied by Certificates, if any, issue such Certificates, or cancel such Certificate and make such appropriate notations on its books, as may be requested by such Unitholder; provided that the Trustee is entitled to specify the minimum denomination of any Certificate issued. Certificates issued pursuant to this Indenture are interchangeable for one or more other Certificates in an equal aggregate number of Units of the Trust and all Certificates issued shall be issued in denominations of one Unit or any whole multiple thereof as may be requested by the Unitholder. The Trustee may deem and treat the registered Unitholder as the owner of the Units whether or not held in certificated form for all purposes hereunder and in either case the Trustee shall not be affected by any notice to the contrary, nor be liable to any person or in any way for so deeming and treating the person in whose name any Certificate shall be so registered.

     A sum sufficient to pay any tax or other governmental charge that may be imposed in connection with any such transfer or interchange shall be paid by the Unitholder to the Trustee. The Trustee may require a Unitholder to pay a reasonable fee for each new Certificate issued on any such transfer or interchange.

     All Certificates canceled pursuant to this Indenture shall be disposed of by the Trustee without liability on its part.

Section 5.04. Certificates Mutilated, Destroyed, Stolen or Lost. In case any Certificate shall become mutilated, destroyed, stolen or lost, the Trustee shall execute and deliver a new Certificate, if requested, in exchange and substitution therefor upon the Unitholder's furnishing the Trustee with proper identification and satisfactory indemnity, complying with such other reasonable regulations and conditions as the Trustee may prescribe and paying such expenses as the Trustee may incur. Any mutilated Certificate shall be duly surrendered and canceled before any new Certificate shall be issued in exchange and substitution therefor. Upon the issuance of any new Certificate, a sum sufficient to pay any tax or other governmental charge and the fees and expenses of the Trustee may be imposed. Any such new Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     In the event the Trust has terminated or is in the process of termination, the Trustee may, instead of issuing a new Certificate in exchange and substitution for any Certificate which shall have become mutilated or shall have been destroyed, stolen or lost, make the distributions in respect of such mutilated, destroyed, stolen or lost Certificate (without surrender thereof except in the case of a mutilated Certificate) as provided in Section 8.02 hereof if the Trustee is furnished with such security or indemnity as it may require to save it harmless, and in the case of destruction, loss or theft of a Certificate, evidence to the satisfaction of the Trustee of the destruction, loss or theft of such Certificate and of the ownership thereof.


                    Article VI     TrusteeArticle VI

                                 Trustee

Section 6.01. General Definition of Trustee's Liabilities, Rights and Duties. The Trustee shall in its discretion undertake such action as it may deem necessary at any and all times to protect the Trust and the rights and interests of the Unitholders pursuant to the terms of this Indenture; provided, however, that the expenses and costs of such actions, undertakings or proceedings shall be reimbursable to the Trustee from the Income and Capital Accounts of the Trust, and the payment of such costs and expenses shall be secured by a lien on the Trust prior to the interest of Unitholders.

     In addition to and notwithstanding the other duties, rights, privileges and liabilities of the Trustee as otherwise set forth, the liabilities of the Trustee are further defined as follows:

          (a) All moneys deposited with or received by the Trustee hereunder related to a Trust shall be held by it without interest in trust within the meaning of the Investment Company Act of 1940, as part of the Trust or the Reserve Account of the Trust until required to be disbursed in accordance with the provisions of this Indenture, and such moneys will be segregated by separate recordation on the trust ledger of the Trustee so long as such practice preserves a valid preference under applicable law, or if such preference is not so preserved the Trustee shall handle such moneys in such other manner as shall constitute the segregation and holding thereof in trust within the meaning of the Investment Company Act of 1940.

          (b) The Trustee shall be under no liability for any action taken in good faith on any appraisal, paper, order list, demand, request, consent, affidavit, notice, opinion, direction, evaluation, endorsement, assignment, resolution, draft or other document, whether or not of the same kind, prima facie properly executed, or for the disposition of moneys, Securities, Units, or Certificates, pursuant to this Indenture, or in respect of any evaluation which it is required to make or is required or permitted to have made by others under this Indenture or otherwise, except by reason of its own negligence, lack of good faith or willful misconduct, provided that the Trustee shall not in any event be liable or responsible for any evaluation made by the Evaluator. The Trustee may construe any of the provisions of this Indenture, insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any construction of any such provisions hereof by the Trustee in good faith shall be binding upon the parties hereto.

          (c) The Trustee shall not be responsible for or in respect of the recitals herein, the validity or sufficiency of this Indenture or for the due execution hereof by the Depositor, the Supervisory Servicer, or the Evaluator, or for the form, character, genuineness, sufficiency, value or validity of any of the Securities (except that the Trustee shall be responsible for the exercise of due care in determining the genuineness of Securities delivered to it pursuant to contracts for the purchase of such Securities) or for or in respect of the validity or sufficiency of the Units or of the Certificates (except for the due execution thereof by the Trustee) or for the due execution thereof by the Depositor, and the Trustee shall in no event assume or incur any liability, duty or obligation to any Unitholder or the Depositor other than as expressly provided for herein. The Trustee shall not be responsible for or in respect of the validity of any signature by or on behalf of the Depositor, the Supervisory Servicer or the Evaluator.

          (d) The Trustee shall be under no obligation to appear in, prosecute or defend any action which in its opinion may involve it in expense or liability, unless as often as required by the Trustee it shall be furnished with reasonable security and indemnity against such expense or liability, and any pecuniary cost of the Trustee from such actions shall be deductible from and a charge against the Income and Capital Accounts of the Trust. The Trustee shall, in its discretion, undertake such action as it may deem necessary at any and all times to protect the Trust and the rights and interests of the Unitholders pursuant to the terms of this Indenture, provided however, that the expenses and costs of such actions, undertakings or proceedings shall be reimbursable to the Trustee from the Income and Capital Accounts and the payment of such amounts shall be secured by a prior lien on the Trust.

          (e)    (I) Subject to the provisions of subparagraphs (II)  and
     (III) of this paragraph, the Trustee may employ agents, sub-custodians, attorneys, accountants and auditors and shall not be answerable for the default or misconduct of any such agents, sub-custodians, attorneys, accountants or auditors if such agents, sub-custodians, attorneys, accountants or auditors shall have been selected with reasonable care. The Trustee shall be fully protected in respect of any action under this Indenture taken or suffered in good faith by the Trustee in accordance with the opinion of counsel, which may be counsel to the Depositor acceptable to the Trustee, provided, however, that this disclaimer of liability shall not
     (i) excuse the Trustee from the responsibilities specified in subparagraph II below or (ii) limit the obligation of the Trustee to indemnify the Trust under subparagraph III below. The fees and expenses charged by such agents, sub-custodians, attorneys, accountants or auditors shall constitute an expense of the Trust reimbursable from the Income and Capital Accounts of the Trust as set forth in section 6.04 hereof.

         (II) The Trustee may place and maintain in the care of an eligible foreign custodian (which is employed by the Trustee as a sub-custodian as contemplated by subparagraph (I) of this paragraph (e) and which may be an affiliate or subsidiary of the Trustee or any other entity in which the Trustee may have an ownership interest) the Trust's foreign securities, cash and cash equivalents in amounts reasonably necessary to effect the Trust's foreign securities transactions, provided that:

              (1)   The Trustee shall have:

                    (i) determined that maintaining the Trust's assets in a particular country or countries is consistent with the best interests of the Trust and the Unitholders;

                   (ii) determined that maintaining the Trust's assets with such eligible foreign custodian is consistent with the best interests of the Trust and the Unitholders; and

                  (iii) entered into a written contract which is consistent with the best interests of the Trust and the Unitholders and which will govern the manner in which such eligible foreign custodian will maintain the Trust's assets and which provides that:

                         (A) The Trust will be adequately indemnified and its assets adequately insured in the event of loss (without regard to the indemnity provided by the Trustee under Section III hereof);

                         (B)   The Trust's assets will not be subject  to
                    any right, charge, security interest, lien or claim of any kind in favor of the eligible foreign custodian or its creditors except a claim for payment for their safe custody or administration;

                         (C) Beneficial ownership of the Trust's assets will be freely transferable without the payment of money or value other than for safe custody or administration;

                          (D) Adequate records will be maintained identifying the assets as belonging to the Trust;

                         (E) The Trust's independent public accountants will be given access to records identifying assets of the Trust or confirmation of the contents of those records; and

                         (F) The Trustee will receive periodic reports with respect to safekeeping of the Trust's assets, including, but not necessarily limited to, notification of any transfer to or from the Trustee's account.

               (2) The Trustee shall establish a system to monitor such foreign custody arrangements to ensure compliance with the conditions of this subparagraph.

               (3) The Trustee, at least annually, shall review and approve the continuing maintenance of Trust assets in a particular country or countries with a particular eligible foreign custodian or particular eligible foreign custodians as consistent with the best interests of the Trust and the Unitholders.

               (4) The Trustee shall maintain and keep current written records regarding the basis for the choice or continued use of a particular eligible foreign custodian pursuant to this subparagraph, and such records shall be available for inspection by Unitholders and the Securities and Exchange
          Commission at the Trustee's offices at all reasonable times during its usual business hours.

               (5) Where the Trustee has determined that a foreign custodian may no longer be considered eligible under this subparagraph or that, pursuant to clause (3) above, continuance of the arrangement would not be consistent with the best interests of the Trust and the Unitholders, the Trust must withdraw its assets from the care of that custodian as soon as reasonably practicable, and in any event within 180 days of the date when the Trustee made the determination.

          As used in this subparagraph (II),

               (1) "foreign securities" include: securities issued and sold primarily outside the United States by a foreign government, a national of any foreign country or a corporation or other organization incorporated or organized under the laws of any foreign country and securities issued or guaranteed by the government of the United States or by any state or any political subdivision thereof or by any agency thereof or by any entity organized under the laws of the United States or of any state thereof which have been issued and sold primarily outside the United States.

              (2)   "eligible foreign custodian" means

                     (a)    The  following  securities  depositories  and
               clearing agencies which operate transnational systems for the central handling of securities or equivalent book entries which, by appropriate exemptive order issued by the Securities and Exchange Commission, have been qualified as eligible foreign custodians for the Trust but only for so long as such exemptive order continues in effect: Morgan Guaranty Trust Company of New York, Brussels, Belgium, in its capacity as operator of the Euroclear System ("Euroclear"), and Central de Livraison de Valeurs Mobilires, S.A. ("CEDEL").

                    (b)   Any other entity that shall have been qualified
               as an eligible foreign custodian for the foreign securities of the Trust by the Securities and Exchange Commission by exemptive order, rule or other appropriate action, commencing on such date as it shall have been so qualified but only for so long as such exemptive order, rule or other appropriate action continues in effect.

          The determinations set forth above to be made by the Trustee should be made only after consideration of all matters which the Trustee, in carrying out its fiduciary duties, finds relevant, including, but not necessarily limited to, consideration of the following:

                1. With respect to the selection of the country where the Trust's assets will be maintained, the Trustee should consider:

                     a.    Whether applicable foreign law would  restrict
               the access afforded the Trust's independent public accountants to books and records kept by an eligible foreign custodian located in that country;

                     b. Whether applicable foreign law would restrict the Trust's ability to recover its assets in the event of the bankruptcy of an eligible foreign custodian located in that country;

                     c. Whether applicable foreign law would restrict the Trust's ability to recover assets that are lost while under the control of an eligible foreign custodian located in that country;

                        d.      The    likelihood    of    expropriation,
               nationalization, freezes, or confiscation of the Trust's assets; and

                     e. Whether difficulties in converting the Trust's cash and cash equivalents to U.S. dollars are reasonably foreseeable.

                2. With respect to the selection of an eligible foreign custodian, the Trustee should consider:

                     a. The financial strength of the eligible foreign custodian, its general reputation and standing in the country in which it is located, its ability to provide efficiently the custodial services required and the relative cost for those services;

                     b. Whether the eligible foreign custodian would provide a level of safeguards for maintaining the Trust's assets not materially different from that provided by the Trustee in maintaining the Trust's securities in the United States;

                     c. Whether the eligible foreign custodian has branch offices in the United States in order to facilitate the assertion of jurisdiction over and enforcement of judgments against such custodian; and

                     d. In the case of an eligible foreign custodian that is a foreign securities depository, the number of participants in, and operating history of, the depository.

               3. The Trustee should consider the extent of the Trust's exposure to loss because of the use of an eligible foreign custodian. The potential effect of such exposure upon Unitholders shall be disclosed, if material, by the Depositor in the Prospectus relating to the Trust.

        (III) The Trustee will indemnify and hold the Trust harmless from and against any loss that shall occur as the result of the failure of an eligible foreign custodian holding the foreign securities of the Trust to exercise reasonable care with respect to the safekeeping of such foreign securities to the same extent that the Trustee would be required to indemnify and hold the Trust harmless if the Trustee were holding such foreign securities in the jurisdiction of the United States whose laws govern the Indenture, provided, however, that the Trustee will not be liable for loss except by reason of the gross negligence, bad faith or willful misconduct of the Trustee or the eligible foreign custodian.

          (f) If at any time the Depositor shall fail to undertake or perform any of the duties which by the terms of this Indenture are required by it to be undertaken or performed, or such Depositor shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of such Depositor or of its property shall be appointed, or any public officer shall take charge or control of such Depositor or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then in any such case, the Trustee may: (1) appoint a successor depositor, which may be the Trustee or an affiliate, who shall act hereunder in all respects in place of such Depositor, which successor shall be satisfactory to the Trustee, and which may be compensated at rates deemed by the Trustee to be reasonable under the circumstances, by deduction ratably from the Income Account of the Trust or, to the extent funds are not available in such Account, from the Capital Account of the Trust, but no such deduction shall be made exceeding such reasonable amount as the Securities and Exchange Commission may prescribe in accordance with Section 26(a)(2)(C) of the Investment Company Act of 1940, or (2) terminate this Indenture and the trust created hereby and liquidate the Trust Fund in the manner provided in Section 8.02.

         (g) If by reason of the Depositor's redemption of Units of the Trust not theretofore sold constituting more than 60% of the number of Units initially authorized, the net worth of the Trust is reduced to less than 40% of the aggregate value of Securities deposited in the Trust at the termination of the initial offering period, the Trustee may in its discretion, and shall when so directed by the Depositor, terminate this Indenture and the trust created hereby and liquidate the Trust, in such manner as the Depositor shall direct.

          (h) In no event shall the Trustee be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the income or interest thereon or upon it as Trustee hereunder or upon or in respect of the Trust which it may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction in the premises. For all such taxes and charges and for any expenses, including counsel fees, which the Trustee may sustain or incur with respect to such taxes or charges, the Trustee shall be reimbursed and indemnified out of the Income and Capital Accounts of the the Trust, and the payment of such amounts so paid by the Trustee shall be secured by a prior lien on the Trust.

          (i) No payment to a Depositor or to any principal underwriter (as defined in the Investment Company Act of 1940) for the Trust or to any affiliated person (as so defined) or agent of a Depositor or such underwriter shall be allowed the Trustee as an expense except for payment of such reasonable amounts as the Securities and Exchange Commission may prescribe as compensation for performing bookkeeping and other administrative services of a character normally performed by the Trustee.

          (j) The Trustee, except by reason of its own negligence or willful misconduct, shall not be liable for any action taken or suffered to be taken by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture.

          (k) The Trustee in its individual or any other capacity may become an owner or pledgee of, or be an underwriter or dealer in respect of, obligations issued by the same issuer (or an affiliate of such issuer) of any Securities at any time held as part of the Trust and may deal in any manner with the same or with the issuer (or an affiliate of the issuer) with the rights and powers as if it were not the Trustee hereunder.

          (1) The Trust may include a Letter or Letters of Credit for the purchase of Contract Securities issued by the Trustee in its individual capacity for the account of the Depositor and the Trustee may otherwise deal with the Depositor and the Trust with the same rights and powers as if it were not the Trustee hereunder.

          (m) The Trustee is authorized to appoint as co-trustee of the Trust a trust company affiliated with the Trustee to perform the functions of custodian and receiving and paying agent.

Section 6.02. Books, Records and Reports. The Trustee shall keep proper books of record and account of all the transactions of the Trust under this Indenture at its corporate trust office, including a record of the name and address of, and the Units issued by the Trust and held by, every Unitholder, and such books and records of the Trust shall be open to inspection by any Unitholder of thr Trust at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute or rule or regulation thereunder.

     Unless the Depositor determines that such an audit is not required, the accounts of the Trust shall be audited not less than annually by independent public accountants designated from time to time by the
Depositor and reports of such accountants shall be furnished by the Trustee, upon request, to Unitholders. The Trustee, however, in connection with any such audits shall not be obligated to use Trust assets to pay for such audits in excess of the amounts indicated in the Prospectus relating to the Trust.

     To the extent permitted under the Investment Company Act of 1940 as evidenced by an opinion of independent counsel to the Depositor satisfactory to the Trustee or "no-action" letters issued by the staff of the Securities and Exchange Commission, the Trustee shall pay, or reimburse to the Depositor or others, from the Income or Capital Account the costs of the preparation of documents and information with respect to the Trust required by law or regulation in connection with the maintenance of a secondary market in units of the Trust. Such costs may include but are not limited to accounting and legal fees, blue sky registration and filing fees, printing expenses and other reasonable expenses related to documents required under federal and state securities laws.

Section 6.03. Indenture and List of Securities on File. The Trustee shall keep a certified copy or duplicate original of this Indenture on file at its corporate trust office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Securities.

Section 6.04. Compensation. The Trustee shall receive at the times set forth in Section 3.05, as compensation for performing ordinary normal recurring services under this Indenture, an amount calculated at the annual compensation rate stated in the Prospectus. Such annual compensation shall include a fee to induce the Trustee to advance funds to meet scheduled distributions with respect to the Bonds. The Trustee shall charge a pro rated portion of its annual fee at the times specified in Section 3.05 which portion shall be calculated as described in the Prospectus. The Trustee may from time to time adjust its compensation as set forth above, provided that total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent." The consent or concurrence of any Unitholder hereunder shall not be required for any such adjustment or increase. Such compensation shall be charged by the Trustee against the Income and Capital Accounts of the Trust; provided, however, that such compensation shall be deemed to provide only for the usual, normal and proper functions undertaken as Trustee pursuant to this Indenture.

     The Trustee shall charge the Income and Capital Accounts for any and all expenses and disbursements incurred hereunder, including legal and auditing expenses, and for any extraordinary services performed hereunder, which extraordinary services shall include but not be limited to all costs and expenses incurred by the Trustee in making any annual or other reports or other documents referred to in Sections 6.01 and 6.02; provided, however, that the amount of any such charge which has not been finally determined as of any calculation time may be estimated and any necessary adjustments shall be made. Provided, further, that if the balances in the Income and Capital Accounts shall be insufficient to provide for amounts payable pursuant to this Section 6.04, the Trustee shall have the power to sell Securities in the manner provided in
Section 5.02. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any such sale.

     The Trustee shall be indemnified ratably by the Trust and held harmless against any loss or liability accruing to it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Fund, including the costs and expenses (including counsel fees) of defending itself against any claim of liability in the premises, including any loss, liability or expense incurred in acting pursuant to written directions to the Trustee given by the Depositor from time to time in accordance with the provisions of this Indenture or in undertaking actions from time to time which the Trustee deems necessary in its discretion to protect the Fund and the rights and interests of the Unitholders pursuant to the terms of this Indenture. Any moneys payable to the Trustee under this
Section 6.04 shall be secured by a lien on the Trust prior to the interest of Unitholders.

'Section  6.05.   Removal  and Resignation of Trustee;  Successor'.   The
following provisions shall provide for the removal and resignation of the Trustee and the appointment of any successor trustee:

         (a) The Trustee or any trustee or trustees hereafter appointed may resign and be discharged of the Trust created by this Indenture, by executing an instrument in writing resigning as Trustee of the Trust and filing same with the Depositor and mailing a copy of a notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such instrument when, subject to Section 6.05(e), such resignation is to take effect. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee as hereinafter provided, by written instrument, in duplicate, one copy of which shall be delivered to the resigning Trustee and one copy to the successor trustee. The Depositor may at any time remove the Trustee, with or without cause, and appoint a successor trustee by written instrument, in duplicate, one copy of which shall be delivered to the Trustee so removed and one copy to the successor trustee. Notice of such resignation or removal of a trustee and appointment of a successor trustee shall be mailed by the successor trustee, promptly after its acceptance of such appointment, to each Unitholder then of record.

          (b) Any successor trustee appointed hereunder shall execute, acknowledge and deliver to the Depositor and to the resigning or removed Trustee an instrument accepting such appointment hereunder, and such successor trustee without any further act, deed or conveyance shall become vested with all the rights, powers and duties and obligations of its predecessor hereunder with like effect as if originally named Trustee herein and shall be bound by all the terms and conditions of this Indenture. Upon the request of such successor trustee, the Depositor and the resigning or removed Trustee shall, upon payment of any amounts due the resigning or removed Trustee, or provision therefor to the satisfaction of such resigning or removed Trustee, execute and deliver an instrument acknowledged by it transferring to such successor trustee all the rights and powers of the resigning or removed Trustee; and the resigning or removed Trustee shall transfer, deliver and pay over to the successor trustee all Securities and moneys at the time held by it hereunder, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the resigning or removed Trustee in the administration hereof as may be requested by the successor trustee, and shall thereupon be discharged from all duties and responsibilities under this Indenture.

          (c) In case at any time the Trustee shall resign and no successor trustee shall have been appointed and have accepted appointment within 30 days after notice of resignation has been received by the Depositor, the retiring Trustee may forthwith apply to a court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (d) Any corporation into which any trustee hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which any trustee hereunder shall be a party, shall be the successor trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which any such trustee may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

          (e) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to this Section shall become effective upon acceptance of appointment by the successor trustee as provided in subsection (b) hereof.

Section 6.06. Qualifications of Trustee. The Trustee shall be a corporation organized and doing business under the laws of the United States or any state thereof, which is authorized under such laws to exercise corporate trust powers and having at all times aggregate capital, surplus and undivided profits of not less than $5,000,000.


             Article VII    Rights of UnitholdersArticle VII

                          Rights of Unitholders

Section 7.01. Beneficiaries of Trust. By the purchase and acceptance or other lawful delivery and acceptance of any Unit, whether certificated or not, the Unitholder shall be deemed to be a beneficiary of such Trust created by this Indenture and vested with all right, title and interest in the Trust to the extent of the Unit or Units set forth and whether evidenced by such Certificate or held in uncertificated form, subject to the terms and conditions of this Indenture.

Section 7.02. Rights, Terms and Conditions. In addition to the other rights and powers set forth in the other provisions and conditions of this Indenture, the Unitholders shall have the following rights and powers and shall be subject to the following terms and conditions:

          (a) A Unitholder may at any time prior to the Trustee's close of business as of the date on which the Trust is terminated tender his Units or his Certificate(s) if held in certificated form (including any temporary Certificate or other evidence of ownership of Units of the Trust, issued by the Trustee or the Depositor) to the Trustee for redemption, subject to and in accordance with
     Section 5.02.

          (b) The death or incapacity of any Unitholder shall not operate to terminate this Indenture or the Trust, nor entitle his legal representatives or heirs to claim an accounting or to take any action or proceeding in any court of competent jurisdiction for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Each Unitholder expressly waives any right he may have under any rule of law, of the provisions of any statute, or otherwise, to require the Trustee at any time to account, in any manner other than as expressly provided in this Indenture, in respect of the Securities or moneys from time to time received, held and applied by the Trustee hereunder.

          (c) No Unitholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates which may have been issued, be construed so as to constitute the Unitholders from time to time as partners or members of an association; nor shall any Unitholder ever be under any liability to any third persons by reason of any action taken by the parties to this Indenture, or any other cause whatsoever.


  'Article VIII  Additional Covenants Miscellaneous Provisions';Article
                                  VIII


             Additional Covenants; Miscellaneous Provisions

Section 8.01. Amendments. (a) This Indenture may be amended from time to time by the Depositor and Trustee hereto or their respective successors, without the consent of any of the Unitholders (i) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision contained herein or (ii) to make such other provision regarding matters or questions arising hereunder as shall not adversely affect the interests of the Unitholders; provided, however, that in no event may any amendment be made which would adversely affect the characterization of the Trust as a grantor trust for federal income tax purposes. This Indenture may not be amended, however, without the consent of all Unitholders then outstanding, so as (1) to permit, except in accordance with the terms and conditions hereof, the acquisition hereunder of any Securities other than those specified in the Schedules to the Trust Agreement or (2) to reduce the aforesaid percentage of Units the holders of which are required to consent to certain of such amendments. This Indenture may not be amended so as to reduce the interest in the Trust represented by Units (whether evidenced by Certificates or held in uncertificated form) without the consent of all affected Unitholders.

     (b) Except for the amendments, changes or modification as provided in Section 8.01(a) hereof, neither the parties hereto nor their respective successors shall consent to any other amendment, change or modification of this Indenture without the giving of notice and the obtaining of the approval or consent of Unitholders representing at least 51% of the Units then outstanding of the Trust. Nothing contained in this Section 8.01(b) shall permit, or be construed as permitting, a reduction of the aggregate percentage of Units the holders of which are required to consent to any amendment, change or modification of this Indenture without the consent of the Unitholders of all of the Units then outstanding of the Trust and in no event may any amendment be made which would (1) alter the rights to the Unitholders as against each other,
(2) provide the Trustee with the power to engage in business or investment activities other than as specifically provided in this Indenture or (3) adversely affect the characterization of the Trust as a grantor trust for federal income tax purposes.

     (c) Promptly after the execution of any such amendment the Trustee shall furnish written notification to all then outstanding Unitholders of the substance of such amendment.

Section 8.02. Termination. This Indenture and the Trust created hereby shall terminate upon the maturity, redemption, sale or other disposition as the case may be of the last Security held in the Trust hereunder unless sooner terminated as hereinbefore specified, and may be terminated at any time by the written consent of Unitholders representing at least 66-2/3% of the Units then outstanding; provided that in no event shall the Trust continue beyond the Mandatory Termination Date. Upon the date of termination the registration books of the Trustee shall be closed.

     In the event of a termination, the Trustee shall proceed to liquidate the Securities then held and make the payments and distributions provided for hereinafter in this Section 8.02 based on such Unitholder's pro rata interest in the balance of the Capital and Income Accounts after the deductions herein provided. Written notice shall be given by the Trustee in connection with any termination to each Unitholder at his address appearing on the registration books of the Trustee and in connection with a Mandatory Termination Date such notice shall be given no later than 30 days before the Mandatory Termination
Date. Included with such notice shall be a form to enable Unitholders owning that number of Units referred to in the Prospectus to request an In Kind Distribution rather than payment totally in cash upon termination. Such request must be returned to the Trustee at least five Business Days prior to the Mandatory Termination Date. Unitholders who do not effectively request an In Kind Distribution shall receive their distribution upon termination in cash.

     In connection with any such termination, the Trustee shall segregate

          (i) such number of Equity Securities or Bonds as the Trustee, in its sole discretion, determines shall be necessary to liquidate to provide for fees and expenses of the Trust and

        (ii) such number of the remaining Equity Securities as shall be necessary to satisfy distributions to Unitholders electing an In Kind Distribution.

     The Trustee will liquidate the Bonds then held, if any, and the Equity Securities not segregated for In Kind Distributions during such period and in such daily amounts as the Depositor shall direct. The Depositor shall direct the liquidation of the Equity Securities in such manner as to effectuate orderly sales and a minimal market impact. In the event the Depositor does not so direct, the Securities shall be sold within a reasonable period and in such manner as the Trustee, in its sole discretion, shall determine. The Trustee shall not be liable for or responsible in any way for depreciation or loss incurred by reason of any sale or sales made in accordance with the Depositor's direction or, in the absence of such direction, in the exercise of the discretion granted by this Section 8.02. The Trustee shall deduct from the proceeds of these sales and pay any tax or governmental charges and any brokerage commissions in connection with such sales. Amounts received by the Trustee representing the proceeds from the sales of Securities shall be credited to the Capital Account.

     On the fifth Business Day following receipt of all proceeds of sale of the Securities, the Trustee shall:

          (a) deduct from the Income Account of the Trust or, to the extent that funds are not available in such Account of the Trust, from the Capital Account of the Trust, and pay to itself individually an amount equal to the sum of (i) its accrued compensation for its ordinary recurring services, (ii) any compensation due it for its extraordinary services in connection with the Trust, and (iii) any costs, expenses or indemnities in connection with the Trust as provided herein;

          (b) deduct from the Income Account of the Trust or, to the extent that funds are not available in such Account, from the Capital Account of the Trust, and pay accrued and unpaid fees of the Evaluator, the Supervisory Servicer and counsel in connection with the Trust, if any;

         (c) deduct from the Income Account of the Trust or the Capital Account of the Trust any amounts which may be required to be deposited in the Reserve Account to provide for payment of any applicable taxes or other governmental charges and any other amounts which may be required to meet expenses incurred under this Indenture in connection with the Trust;

         (d)   make final distributions from the Trust, against surrender
     for  cancellation  of  all  of  each  Unitholder's  Certificate   or
     Certificates, if issued, as follows:

              (i)   to each Unitholder requesting an In Kind Distribution
          (y) such holder's pro rata portion of each of the Equity Securities segregated for distribution in kind, in whole shares, and (z) cash equal to such Unitholder's pro rata portion of the Income and Capital Accounts as follows: (1) a pro rata portion of the net proceeds of sale of the Equity Securities representing any fractional shares included in such Unitholder's pro rata share of the Equity Securities not segregated for liquidation to provide for Trust expenses, (2) cash equal to such Unitholder's pro rata share of the net proceeds of liquidation of the Bonds, if any, not segregated for liquidation to provide for Trust expenses and (3) cash equal to such Unitholder's pro rata share of the sum of the cash balances of the Income and Capital Accounts as of the Mandatory Termination Date plus the net proceeds of sale of the Equity Securities segregated for liquidation to provide for Trust expenses less deduction of the fees and expenses specified in this Section 8.02 and less deduction of the Trustee's cost of registration and delivery of such Unitholder's Equity Securities;

              (ii) to each Unitholder receiving distribution in cash, such holder's pro rata share of the cash balances of the Income and Capital Accounts; and

             (iii) on the conditions set forth in Section 3.04 hereof, to all Unitholders, their pro rata share of the balance of the Reserve Account.

          In Kind Distributions of Equity Securities shall be made by the Trustee through the distribution of each of the Equity Securities in book-entry form to the account of the Unitholder's bank or broker-dealer at the Depository Trust Company; and

          (e) within 60 days after the distribution to each Unitholder as provided for in (d), furnish to each such Unitholder a final distribution statement, setting forth the data and information in substantially the form and manner provided for in Section 3.06 hereof.

     The Trustee shall be under no liability with respect to moneys held by it in the Income, Reserve and Capital Accounts of the Trust upon termination except to hold the same in trust within the meaning of the Investment Company Act of 1940, without interest until disposed of in accordance with the terms of this Indenture.

Section 8.03. Construction. This Indenture is executed and delivered in the state of New York, and all laws or rules of construction of such state shall govern the rights of the parties hereto and the Unitholders and the interpretation of the provisions hereof.

Section 8.04. Registration of Units. The Depositor agrees and undertakes on its own part to register the Units with the Securities and Exchange Commission or other applicable governmental agency, federal or state, pursuant to applicable federal or state statutes, if such registration shall be required, and to do all things that may be necessary or required to comply with this provision during the term of the Trust Fund created hereunder, and the Trustee shall incur no liability or be under any obligation or expenses in connection therewith.

Section 8.05. Written Notice. Any notice, demand, direction or instruction to be given to the Depositor hereunder shall be in writing and shall be duly given if mailed or delivered to the Depositor, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, or at such other address as shall be specified by the Depositor to the other parties hereto in writing.

     Any notice, demand, direction or instruction to be given to the Trustee shall be in writing and shall be duly given if delivered to the corporate trust office of the Trustee at 101 Barclay Street, 17th Floor, New York, New York 10286, Attention: Unit Trust Division, or to such other address as shall be specified by the Trustee to the other parties in writing.

     Any notice, demand, direction or instruction to be given to the Evaluator hereunder shall be in writing and shall be duly given if mailed or delivered to the Evaluator at 14 West Street, New York, New York 10005, or at such other address as shall be specified by the Evaluator to the other parties hereto in writing.

     Any notice, demand, direction or instruction to be given to the Supervisory Servicer shall be in writing and shall be duly given if mailed or delivered to the Supervisory Servicer at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 or at such other address as shall be specified by the Supervisory Servicer to the other parties in writing.

     Any notice to be given to the Unitholders shall be duly given if mailed by first class mail with postage prepaid or delivered to each Unitholder at the address of such holder appearing on the registration books of the Trustee.

Section 8.06. Severability. If any one or more of the covenants, agreements, provisions or terms of this Indenture shall be held contrary to any express provision of law or contrary to policy of express law, though not expressly prohibited, or against public policy, or shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Indenture and shall in no way affect the validity or enforceability of the other provisions of this Indenture or of the Certificates or the rights of the holders thereof.

Section 8.07. Dissolution of Depositor Not to Terminate. The dissolution of the Depositor for any cause whatsoever shall not operate to terminate this Indenture or the Trust insofar as the duties and obligations of the Trustee are concerned.

     In Witness Whereof, Van Kampen American Capital Distributors, Inc., Interactive Data Corporation, Van Kampen American Capital Investment Advisory Corp. and The Bank of New York have each caused these Standard Terms and Conditions of Trust to be executed by authorized officers; all as of the day, month and year first above written.

                                    Van Kampen American Capital
                                       Distributors, Inc., Depositor

                                    By Sandra A. Waterworth
                                       Vice President

                                    Interactive Data Corporation,
                                    Evaluator

                                    By James Perry
                                       Vice President

                                    Van Kampen American Capital
                                       Investment Advisory Corp.,
                                       Supervisory Servicer



                                    By Dennis J. McDonnell
                                       President

                                    The Bank of New York, Trustee

                                    By Jeffrey Bieselin
                                       Vice President